UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                 Chapter 11
US Airways, Inc., et al.                                                                                    Case Number: 04-13819
Debtors                                                                                                            Jointly Administered
                                                                                                                        Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
DECEMBER 1, 2004 THROUGH DECEMBER 31, 2004

DEBTORS' ADDRESS:

US Airways, Inc., et al.
2345 Crystal Dr.
Arlington, VA 22227

DEBTORS' ATTORNEYS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, VA 22102-4215
(703) 712-5000

REPORT PREPARER:

                                                              US Airways, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: January 31, 2005                                    DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier                             By:       /s/ Anita P. Beier
Senior Vice President-Finance and Controller
Address: 2345 Crystal Dr.
Arlington, VA 22227
Phone: 703-872-7000

Table of Contents

I.       Monthly Operating Report Cover Page

II.       Unaudited Consolidated Financial Statements

A.     US Airways Group, Inc. Condensed Consolidated Statement of Operations

B.     US Airways Group, Inc. Condensed Consolidated Balance Sheet

C.     US Airways Group, Inc. Condensed Consolidated Statement of Cash Flows

III.     Additional Schedules

A.     Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance

B.     Description of Tax Trusts

C.     Insurance Policies

D.     Payments to Professionals

E.     Banking Accounts and Financial Institution Relationships

F.     Sales of Deminimis Assets
G.     Certifications

IV.     Questionnaire
1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier

Senior Vice President-Finance and Controller

US Airways Group, Inc.

2345 Crystal Dr.

Arlington, VA 22227

703-872-7000

3.	Number of Employees: 29,587 Represents Debtors' total full time equivalents as of December 31, 2004

4.	Have there been any changes in the nature of your business since the last reporting period? Yes ______ No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B and III-F
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B and III-F

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-F

12.

Actions of Debtors: During the reporting period, did the debtors:

  Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

  Yes ______ No __X_ If yes, explain:

  Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes __X_   No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?

Yes ______  No __X_ If yes, explain:

Certain aircraft leases have been rejected, in accordance with the Debtors' Aircraft and Engine Lease Rejection Order, during this reporting period.
14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ 0

EXHIBIT II-A

US Airways Group, Inc.
Consolidated Statement of Operations
for the period December 1 to December 31, 2004

(unaudited)
(in thousands)

Operating Revenues
Passenger transportation	$ 460,447
Cargo and freight	11,039
Other	54,720
Total Operating Revenues	526,206
Operating Expenses
Personnel costs	161,521
Aviation fuel	98,821
US Airways Express capacity purchases	69,669
Aircraft rent	38,015
Other rent and landing fees	35,035
Selling expenses	23,470
Aircraft maintenance	35,611
Depreciation and amortization	23,285
Other	99,494
Total Operating Expenses	584,921
Operating Loss	(58,715)
Other Income (Expense)
Interest income	(1,965)
Interest expense, net	(25,807)
Reorganization items, net	(5,917)
Other, net	2,429
Other Income (Expense), Net	(31,260)
Loss Before Income Taxes	(89,975)
Income Tax Benefit	(2,143)
Net Loss	$ (87,832)

EXHIBIT II-B

US Airways Group, Inc. Consolidated Balance Sheet as of December 31, 2004

(unaudited, in thousands)
Current Assets
Cash and cash equivalents	$738,032
Restricted cash	99,227
Receivables, net	252,172
Materials and supplies, net	176,540
Prepaid expenses and other	146,742
Total Current Assets	1,142,713
Property and Equipment
Flight equipment	3,175,836
Ground property and equipment	371,796
Less accumulated depreciation and amortization	(315,539)
3,232,093
Purchase deposits for flight equipment	138,010
Total Property and Equipment	3,370,103
Other Assets
Goodwill	2,489,638
Other intangibles, net	531,478
Restricted cash	527,208
Other assets, net	90,179
Total Other Assets	3,631,699
Total Assets	8,421,589

Current Liabilities
Current maturities of long-term debt and capital lease obligations	721,306
Accounts payable	352,760
Traffic balances payable and unused tickets	820,464
Accrued aircraft rent	51,237
Accrued salaries, wages and vacation	162,479
Other accrued expenses	274,888
Total Current Liabilities	2,383,134
Noncurrent Liabilities and Deferred Credits
Long-term debt and capital lease obligations, net of current maturities	-
Deferred gains and credits, net	43,809
Postretirement benefits other than pensions	1,906
Employee benefit liabilities and other	248,184
Total Noncurrent Liabilities and Deferred Credits	293,899

Liabilities Subject to Compromise	6,178,818

Commitments and Contingencies

Stockholders' Deficit
Class A Common Stock	50,616
Class B Common Stock	5,000
Paid-in capital	409,954
Accumulated deficit	(785,094)
Common stock held in treasury, at cost	(2,815)
Deferred compensation	(14,141)
Accumulated other comprehensive loss	(97,782)
Total Stockholders' Deficit	(434,426)
Total Liabilities and Stockholders' Equity (Deficit)	$8,421,589

EXHIBIT II-C

US Airways Group, Inc.
Condensed Consolidated Statement of Cash Flows
for the month ended December 31, 2004

(unaudited)
(in thousands)

Net cash provided by operating activities before reorganization items	$(173,770)
Reorganization items, net	(1,139)
Net cash used for operating activities	(174,909)

Cash flows from investing activities
Capital expenditures and purchase deposits for flight equipment, net	(3,147)
Proceeds from dispositions of property	1,455
Decrease in restricted cash	73,611
Other	407
Net cash provided by investing activities	72,326

Cash flows from financing activities
Proceeds from the issuance of debt	19,919
Principal payments on debt and capital lease obligations	(2,173)
Net cash provided by financing activities	17,746
Net decrease in Cash and cash equivalents	(84,837)
Cash and cash equivalents at beginning of period	822,869
Cash and cash equivalents at end of period	$738,032

EXHIBIT III-A

Consolidated Accounts Receivable Aging
Days Past Due	12/31/04
0-30 Days	$ 175,282,266
31-60 Days	21,545,338
61-90 Days	5,643,951
91+ Days	19,131,139
Other (1)	54,417,180
Total Accounts Receivable	274,020,874
Amount Considered Uncollectible	(21,848,641)
Accounts Receivable, Net (2)	$ 252,172,233

Notes:

1.  Other Accounts Receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

2.  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

Days Past Due	12/31/04
Current	$ 14,031,775
1-7 Days	3,344,775
8-30 Days	1,663,995
31-60 Days	1,892,362
61-90 Days (1)	(1,505,756)
91+ Days (1)	(1,629,514)
Total Accounts Payable (2)	$ 17,797,637

Notes:

(1)  A debit balance exists for the periods 61-90 days and 91+ days due to outstanding credits that have not been applied to specific invoices or collected.

(2) The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems. In the event that a liability is estimated for financial reporting purposes, but no invoice was received as of December 31, 2004, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash and Cash Equivalents Balance

Total Consolidated Cash and Cash Equivalents Balance              $ 738,032,000

EXHIBIT III-B

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. The continued use of the trust funds has been approved by the Bankruptcy Court and are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1 & 5

This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. In May 2003, Trust Fund 5 was established and several components originally funded through Trust Fund 1 were moved to Trust Fund 5. Since the date of funding, all payments associated with each Trust's components have been paid through the trusts and daily funding has occurred based on the estimated daily obligation.

The components of Trust Funds 1 and 5 are as follows:

       Trust 1

*   Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;

*   Federal unemployment taxes; and

*   Federal jet fuel taxes

Trust 5

*   Federal air transportation excise taxes;

*   Federal security charges;

*   Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");

*   Federal Immigration and Naturalization Service (INS) fees;

*   Federal customs taxes; and

*   Passenger facility fees and charges (PFCs) (moved from Trust Fund 3)

As a result of changes to Federal law concerning airlines that file for bankruptcy protection, US Airways is required to segregate all PFCs into a separate account. Effective for payments due on and after November 30, 2004, a separate account within Trust 5 was established to pay airports and/or sponsor agencies amounts owed under the PFC legislation.

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. The Company has not made any additional contributions to Trust Fund 2 since the initial funding on May 31, 2002. The monthly activity in Trust 2 consists of the payment of monthly administrative fees and the investment of monthly dividends.

The components of Trust Fund 2 are as follows:

*   State and local income tax withholding;

*   Employment taxes and related charges;

*   State unemployment and supplemental unemployment;

*   Disability taxes; and

*   Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. The only component of Trust Fund 3 was the passenger facility fees and charges (PFCs). In May 2003, the funding of PFCs was moved to Trust Fund 5, such that all monies in Trust Fund 3 were utilized to pay PFCs from May 2003 to July 2003. Trust Fund 3 is still open, although inactive, since July 2003. The Trustee has the power to terminate the Trust.

Trust Fund 4

This trust was established on June 21, 2002 with the initial funding of $33.6 million occurring on the same day. The Company has not made any additional contributions to Trust Fund 4 since the initial funding on June 21, 2002.

The components of Trust Fund 4 are as follows:

*   Non-statutory payroll deductions, including employee payments/contributions

*   Federal-related and federal security tax-instituted trust fund taxes and charges (note, that no Federal related charges are currently included in the initial funding estimates for Trust Fund 4. All Federal charges are accounted for in Trust Fund 1.)

EXHIBIT III-C

Insurance Policies

The table below reflects changes to the insurance policies and coverage as disclosed in the Debtor's Monthly Operating Report for the period September 12, 2004 through October 31, 2004. All policies included in the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 are still subject to the same terms unless noted below.
US Airways Group, Inc.
Coverage	Company	Policy No.	Term
Property & Business Interruption Insurance	Industrial Risk Insurers	31-3-70601	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Lexington Insurance Company (AIG)	UJ63414	12/1/04 - 12/1/05
Property & Business Interruption Insurance	American Guarantee and Liability Insurance Company (Zurich)	XPP937762201	12/1/04 - 12/1/05
Property & Business Interruption Insurance	United States Fire Insurance Company (Crum & Forster)	2450052036	12/1/04 - 12/1/05
Property & Business Interruption Insurance	United States Fire Insurance Company (Crum & Forster)	2450052027	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Essex Insurance Company (Markel)	ESP2739	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Commonwealth Insurance Co.	GX0002209	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Continental Casualty Company (CNA)	RMP257297917	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Westchester Surplus Lines Insurance Company (ACE)	D35916891002, D35916891002	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Arch Specialty Insurance Company	ESP0002776-00	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Landmark American Insurance Company (RSUI)	NHD338299, NHD338301	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Axis Specialty	ACF710698-04	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Zurich	XPP937762201	12/1/04 - 12/1/05
Property & Business Interruption Insurance	Lloyds	UJ63415	12/1/04 - 12/1/05
Airline Hull & Liability	Global Aerospace Underwriting Managers	280885/02AH and 282885/04SH 280885/02AL and 280885/04SL	12/31/04 - 12/31/05
Airline Hull & Liability	AIG	HL0532564-11	12/31/04 - 12/31/05
Airline Hull & Liability	AXA	04.412	12/31/04 - 12/31/05
Airline Hull & Liability	Airways Assurance Limited	03.0296	12/31/04 - 12/31/05
Airline Hull & Liability	Lloyds	AJA-2230	12/31/04 - 12/31/05
Airline Hull & Liability	Airways Assurance Limited -Tokio Marine	AHA-2231/AAL 1003-03	12/31/04 - 12/31/05
Boiler and Machinery	Travelers Property Casualty Co.	5J-BMG-434D9416-TIL-03	12/1/04 - 12/1/05
Aviation War Risk Insurance	United States Department of Transportation Federal Aviation Administration	P4-WR-05-US	1/1/05 - 8/31/05

EXHIBIT III-D

Payments to Professionals
	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid	Total Paid to Date	Total Incurred and Unpaid (1)
1.	Arnold & Porter LLP			$ 1,381,270	$ 1,381,270	$ 1,601,524
2.	McGuireWoods LLP			634,196	634,196	581,611
3.	FTI Consulting, Inc.			1,229,230	1,229,230	679,153
4.	O'Melveny & Myers LLP			328,846	328,846	673,217
5.	Seabury Aviation Advisors, Inc.			892,738	1,845,422	713,176
6.	KPMG LLP			562,065	562,065	339,918
7.	American Appraisal Associates, Inc.			4,961	4,961	1,626
8.	Donlin, Recano & Company, Inc.			268,555	361,005	126,632
9.	Moore & Van Allen PLLC			167,444	312,460	-
10.	Swidler Berlin Shereff Friedman LLP			70,878	70,878	-
11.	Otterbourg, Steindler, Houston and Rosen, P.C.			376,732	376,732	290,220
12.	Lazard Freres & Co. LLC			-	-	740,639
13.	Curtis, Mallet-Prevost, Colt & Mosle LLP			-	-	190,242
14.	McKenna Long & Aldridge LLP			35,039	35,039	-
15.	Vorys, Sater, Seymour and Pease LLP			84,943	84,943	61,086
16.	Thelen Reid & Priest LLP			-	-	278,657
17.	Guiliani Partners LLC / Ernst & Young			-	-	986,634
	Total			$ 6,036,897	$ 7,227,047	$ 7,264,335

Notes:

This listing represents fees and expenses submitted by professionals for the period of September 12, 2004 through November 30, 2004 based upon fee statements submitted to the Company and approved or paid through December 31, 2004. All fee statements are subject to review and possible reduction. There are other ordinary course professionals to which fees have been paid since the inception of the Chapter 11 cases in accordance with the First Day Order entered on September 13, 2004, and are not reported herein.

EXHIBIT III-E

Banking Accounts and Financial Institution Relationships

There have been no changes in financial institution deposit relationships during the current reporting period. See the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 for a complete list of financial institution relationships.

EXHIBIT III-F

Sales of De Minimis Assets

The following information is being provided in accordance with the December 15, 2004 Order Authorizing and Approving Procedures for the Sale of De Minimis Assets Pursuant to Section 363 of the Bankruptcy Code.
Date	Asset Description	Sales Price
12/8/04	Lot sale surplus inventory	$45,335
12/8/04	Surplus expendable inventory	$42,000
12/8/04	Lot sale surplus inventory	$34,197
12/8/04	Lot sale surplus inventory	$26,595
12/8/04	Lot sale surplus inventory	$25,981
12/8/04	Lot sale surplus inventory	$23,310
12/8/04	Lot sale surplus inventory	$21,524

Note:

This listing represents individual sale transactions in excess of $20,000. The Company also received proceeds of $1,420,147 for a sales transaction that closed in November 2004.

Exhibit III-G

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of December 31, 2004.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: January 31, 2005
By:        /s/ Anita P. Beier________________________

Name:   Anita P. Beier  _______________________
 Title:   Senior Vice President-Finance and Controller_

Exhibit IV
Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?	X

4.	Have any pre-petition taxes been paid during the reporting period?	X

5.	Are any wage payments past due?		X

 If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
In accordance with and as authorized by the First Day Orders, the Debtors have made certain payments on pre-petition liabilities.

Question 3
In accordance with an agreement made with a certain creditor, the Debtors have received a post-petition loan during the current reporting period.

Question 4
In accordance with and as authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.